                                                                     EXHIBIT 3.5


   Form BCA-2.10               ARTICLES OF INCORPORATION
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      (Rev. Jan. 1991)

 George H. Ryan                                          SUBMIT IN DUPLICATE!
 Secretary of State
                                                     --------------------------

 Department of Business                                  This space for use by
 Services                                                  Secretary of State
 Springfield, IL 62756
 Telephone (217) 782-6961                              Date

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 Payment must be made by                               Franchise Tax    $
 certified check, cashier's                            Filing Fee       $
 check, Illinois C.P.A.'s check
 or money order, payable to                            Approved:
 "Secretary of State."

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 1.  CORPORATE NAME: Gateway Eastern Railway Company
                     ----------------------------------------------------------

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     (The corporate name must contain the word "corporation," "company,"
     "incorporated," "limited" or an abbreviation thereof.)

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 2.  Initial Registered Agent:     Debora              J.             Choate
                                -----------------------------------------------
                                 First Name       Middle Initial     Last name

     Initial Registered Office:      6           W. Hubbard Street      500
                                -----------------------------------------------
                                   Number              Street          Suite #

                                  Chicago              60610            Cook
                                -----------------------------------------------
                                   City               Zip Code         County

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 3.  Purpose or purposes for which the corporation is organized:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

     The transaction of any or all lawful business for which corporations may be organized under the Illinois Business Corporation Act of 1983, as amended.


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 4.  Paragraph 1: Authorized Shares, Issued Shares and Consideration Received:

               Par Value     Number of Shares          Number of Shares           Consideration to be
     Class     per Share        Authorized          Proposed to be Issued          Received Therefor
--------------------------------------------------------------------------------------------------------
   Common      $   None          1,000,000                1,000                         $1,000
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------
                                                                                  Total $1,000

     Paragraph 2: The preferences, qualifications, limitations, restrictions an special or relative rights in respect of the shares of each class are:
     (If not sufficient space to cover this point, add one or more sheets of this size.)

     Cumulative voting shall be denied.
     Preemptive rights shall be denied.

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5.   OPTIONAL: (a) Number of directors constituting the initial board of directors of the corporation: ______________________________
               (b) Names and addresses of the persons who are to serve as directors until the first annual meeting of shareholders or until their successors are elected and qualify:

                   Name                            Residential Address
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               ________________________________________________________________
               ________________________________________________________________
               ________________________________________________________________

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6.   OPTIONAL: (a) It is estimated that the value of all
                   property to be owned by
                   the corporation for the following
                   year wherever located will
                   be:                                           $ ____________
               (b) It is estimated that the value of
                   the property to be
                   located within
                   the State of Illinois during the
                   following year will be:                       $ ____________
               (c) It is estimated that the gross amount
                   of business that will
                   be transacted by the corporation during
                   the following year will be:                   $ ____________
               (d) It is estimated that the gross amount of
                   business that will betransacted from places
                   of business in the State of Illinois
                   during the following year will be:            $ ____________

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7.   OPTIONAL: OTHER PROVISIONS
               Attach a separate sheet of this size for any other provision to be included in the Articles of Incorporation, e.g., authorizing preemptive rights, denying cumulative voting, regulating internal affairs, voting majority requirements, fixing a duration other than perpetual, etc.

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8.                 NAME(S) & ADDRESS(ES) OF INCORPORATOR(S)

   The undersigned incorporator(s) hereby declare(s), under penalties of perjury, that the statements made in the foregoing Articles of Incorporation are true.

Dated  November 22                                , 1991___.
     --------------------------------------------

               Signature and Name                                     Address
    1.    /s/ Debora J. Choate                   1.     6 W. Hubbard St., Suite 500
       -----------------------------------           --------------------------------------------------
          Signature                                     Street
          Debora J. Choate                                 Chicago             IL         60610
       -----------------------------------           --------------------------------------------------
          (Type or Print Name)                          City/Town           State        Zip Code
    2.                                           2.
       ___________________________________           __________________________________________________
          Signature                                     Street
       ___________________________________           __________________________________________________
          (Type or Print Name)                          City/Town           State        Zip Code
    3.
       ___________________________________           __________________________________________________
          Signature                                     Street
       ___________________________________           __________________________________________________
          (Type or Print Name)                          City/Town           State        Zip Code

(Signatures must be in ink on original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies) NOTE: If a corporation acts as incorporator, the name of the corporation and the state of incorporation shall be shown ad the execution shall be shown and the execution shall be by its President or Vice President and verified by him, and attested by its Secretary or Assistant Secretary.

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                                 FEE SCHEDULE

     . The initial franchise tax is assessed at the rate of 15/100 of 1 percent ($1.50 per $1,000) on the paid-in capital represented in this state, with a minimum of $25 and a maximum of $1,000,000.

     .  The filing fee is $75.

     .  The minimum total due (franchise tax + filing fee) is $100.

     . The Department of Business Services in Springfield will provide assistance in calculating the total fees if necessary.

        Illinois Secretary of State           Springfield, IL 62756
        Department of Business Services       Telephone (217) 782-6961